American Century Investments®
Quarterly Portfolio Holdings
Global Gold Fund
March 31, 2024

Global Gold - Schedule of Investments
MARCH 31, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.2%
Australia — 15.3%
Capricorn Metals Ltd.(1)	2,382,400	7,991,522
Emerald Resources NL(1)	1,347,900	2,576,639
Evolution Mining Ltd.	6,550,497	15,309,422
Gold Road Resources Ltd.	1,038,900	1,071,317
Northern Star Resources Ltd.	3,126,017	29,495,726
Perseus Mining Ltd.	9,286,500	13,022,278
Ramelius Resources Ltd.	5,415,900	6,573,783
Regis Resources Ltd.(1)	3,672,300	4,654,491
Resolute Mining Ltd.(1)	10,272,400	2,881,176
Silver Lake Resources Ltd.(1)	3,838,000	3,103,237
West African Resources Ltd.(1)	1,747,200	1,368,121
Westgold Resources Ltd.	1,995,400	3,413,516
		91,461,228
Canada — 46.8%
Agnico Eagle Mines Ltd.	496,973	29,644,440
Alamos Gold, Inc., Class A	1,398,000	20,620,500
Aris Mining Corp.(1)(2)	870,300	3,122,556
B2Gold Corp.	5,891,200	15,376,032
Barrick Gold Corp.	1,508,220	25,096,781
Calibre Mining Corp.(1)(2)	3,086,600	3,805,413
Centerra Gold, Inc.	199,200	1,176,479
Dundee Precious Metals, Inc.	1,390,600	10,574,124
Eldorado Gold Corp.(1)	838,800	11,801,916
Fortuna Silver Mines, Inc.(1)(2)	1,539,100	5,740,843
Franco-Nevada Corp.	192,700	22,962,132
IAMGOLD Corp.(1)	3,291,800	10,961,694
K92 Mining, Inc.(1)	362,600	1,686,449
Karora Resources, Inc.(1)	499,800	1,874,411
Kinross Gold Corp.	4,281,757	26,247,170
Lundin Gold, Inc.	223,800	3,145,806
New Gold, Inc.(1)	4,695,400	7,982,180
OceanaGold Corp.	4,809,000	10,863,785
Orla Mining Ltd.(1)(2)	394,500	1,494,065
Osisko Gold Royalties Ltd.	424,900	6,976,858
Pan American Silver Corp.	878,663	13,250,238
Silvercorp Metals, Inc.(2)	1,024,700	3,336,109
SilverCrest Metals, Inc.(1)(2)	672,000	4,475,520
SSR Mining, Inc.	139,400	621,724
Torex Gold Resources, Inc.(1)	778,364	11,458,107
Wheaton Precious Metals Corp.	558,500	26,322,105
		280,617,437
China — 7.4%
Zhaojin Mining Industry Co. Ltd., H Shares	4,676,000	6,371,416
Zijin Mining Group Co. Ltd., H Shares	19,118,000	38,301,017
		44,672,433
Peru — 1.5%
Cia de Minas Buenaventura SAA, ADR	549,700	8,729,236
South Africa — 13.8%
Anglogold Ashanti PLC	1,144,476	25,407,367

DRDGOLD Ltd., ADR	496,700	4,072,940
Gold Fields Ltd., ADR	1,877,700	29,836,653
Harmony Gold Mining Co. Ltd., ADR	2,539,700	20,749,349
Northam Platinum Holdings Ltd.	404,500	2,410,419
		82,476,728
United Kingdom — 6.1%
Centamin PLC	8,145,500	11,600,757
Endeavour Mining PLC	869,004	17,655,302
Hochschild Mining PLC(1)	2,152,100	3,449,704
Pan African Resources PLC	14,115,700	4,014,437
		36,720,200
United States — 8.3%
Hecla Mining Co.	950,200	4,570,462
Newmont Corp.	627,180	22,478,131
Royal Gold, Inc.	189,021	23,024,648
		50,073,241
TOTAL COMMON STOCKS (Cost $390,342,613)		594,750,503
SHORT-TERM INVESTMENTS — 2.1%
Money Market Funds — 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	8,132,058	8,132,058
Repurchase Agreements — 0.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $211,422), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $207,350)		207,228
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.875%, 8/15/40, valued at $3,855,667), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $3,782,226)		3,780,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.625% - 4.25%, 10/15/25 - 1/31/30, valued at $853,894), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $837,493)		837,000
		4,824,228
TOTAL SHORT-TERM INVESTMENTS (Cost $12,956,286)		12,956,286
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $403,298,899)		607,706,789
OTHER ASSETS AND LIABILITIES — (1.3)%		(7,962,834)
TOTAL NET ASSETS — 100.0%		$599,743,955

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,684,922. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,132,058.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$91,461,228	—
Canada	$228,080,133	52,537,304	—
China	—	44,672,433	—
South Africa	80,066,309	2,410,419	—
United Kingdom	—	36,720,200	—
Other Countries	58,802,477	—	—
Short-Term Investments	8,132,058	4,824,228	—
	$375,080,977	$232,625,812	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.